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                                                                    Exhibit 23.3
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 13, 1998 included in the First Commerce Corporation Tax-Deferred Savings Plan's Form 11-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

New Orleans, Louisiana
June 12, 1998